Exhibit 24

POWER OF ATTORNEY

          Each of the undersigned, as a director of Honeywell International Inc. (the “Company”), a Delaware corporation, hereby appoints David M. Cote, Peter M. Kreindler, David J. Anderson, Thomas F. Larkins and John J. Tus, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead in any and all capacities,

          (i)       to sign the Company’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2007,

          (ii)      to sign any amendment to the Annual Report referred to in (i) above, and

          (iii)     to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney-in-fact and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

/s/ Gordon M. Bethune
Gordon M. Bethune, Director

/s/ Jaime Chico Pardo
Jaime Chico Pardo, Director

/s/ D. Scott Davis
D. Scott Davis, Director

/s/ Linnet F. Deily
Linnet F. Deily, Director

/s/ Clive R. Hollick
Clive R. Hollick, Director

/s/ James J. Howard
James J. Howard, Director

/s/ Ivan G. Seidenberg
Ivan G. Seidenberg, Director

/s/ Bradley T. Sheares
Bradley T. Sheares, Director

/s/ Eric K. Shinseki
Eric K. Shinseki, Director

/s/ John R. Stafford
John R. Stafford, Director

/s/ Michael W. Wright
Michael W. Wright, Director

Dated: December 7, 2007

POWER OF ATTORNEY

          Each of the undersigned, as a director of Honeywell International Inc. (the “Company”), a Delaware corporation, hereby appoints David M. Cote, Peter M. Kreindler, David J. Anderson, Thomas F. Larkins and John J. Tus, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements, and to file the same together with all exhibits thereto, under the Securities Act of 1933, including any amendment thereto or to any registration statement heretofore or hereafter filed by the Company:

                 (a)   on Form S-8 (or other appropriate form) for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan, the Honeywell Supplemental Savings Plan, the 1993 Stock Plan for Employees of Honeywell International Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of Honeywell International Inc., the 2006 Stock Plan for Non-Employee Directors of Honeywell International Inc., the 2003 Stock Incentive Plan of Honeywell International Inc. and its Affiliates, the 2006 Stock Incentive Plan of Honeywell International Inc. and its Affiliates, the 2007 Honeywell Global Employee Stock Plan (including any and all sub-plans), and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Company are issued to employees, and

                 (b)   on Form S-3 (or other appropriate form) for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

          I hereby grant to each such attorney-in-fact full power and authority to perform every act necessary to be done in connection with the foregoing as fully as I might do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them or their substitutes, may lawfully do or cause to be done.

          I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

          This Power of Attorney may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

/s/ Gordon M. Bethune
Gordon M. Bethune, Director

/s/ Jaime Chico Pardo
Jaime Chico Pardo, Director

/s/ D. Scott Davis
D. Scott Davis, Director

/s/ Linnet F. Deily
Linnet F. Deily, Director

/s/ Clive R. Hollick
Clive R. Hollick, Director

/s/ James J. Howard
James J. Howard, Director

/s/ Ivan G. Seidenberg
Ivan G. Seidenberg, Director

/s/ Bradley T. Sheares
Bradley T. Sheares, Director

/s/ Eric K. Shinseki
Eric K. Shinseki, Director

/s/ John R. Stafford
John R. Stafford, Director

/s/ Michael W. Wright
Michael W. Wright, Director

Dated: December 7, 2007

POWER OF ATTORNEY

          Each of the undersigned, as a director of Honeywell International Inc. (the “Company”), a Delaware corporation, hereby appoints David M. Cote, Peter M. Kreindler, David J. Anderson, Thomas F. Larkins and John J. Tus, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements, and to file the same together with all exhibits thereto, under the Securities Act of 1933, including any amendment thereto or to any registration statement heretofore or hereafter filed by the Company on Form S-3 (or other appropriate form) for the registration of:

          (i)       debt securities of the Company, with such terms as may be from time to time specified in such registration statement or any amendment or post-effective amendment;

          (ii)      shares of the Company’s common stock, par value, $1.00 per share;

          (iii)     shares of the Company’s preferred stock, without par value; and

          (iv)     such other securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, as may be specified in any such registration statement or amendment, all in accordance with the Securities Act of 1933 and the rules and regulations thereunder;

          I hereby grant to each such attorney-in-fact full power and authority to perform every act necessary to be done in connection with the foregoing as fully as I might do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them or their substitutes, may lawfully do or cause to be done.

          I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

          This Power of Attorney may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

/s/ Gordon M. Bethune
Gordon M. Bethune, Director

/s/ Jaime Chico Pardo
Jaime Chico Pardo, Director

/s/ D. Scott Davis
D. Scott Davis, Director

/s/ Linnet F. Deily
Linnet F. Deily, Director

/s/ Clive R. Hollick
Clive R. Hollick, Director

/s/ James J. Howard
James J. Howard, Director

/s/ Ivan G. Seidenberg
Ivan G. Seidenberg, Director

/s/ Bradley T. Sheares
Bradley T. Sheares, Director

/s/ Eric K. Shinseki
Eric K. Shinseki, Director

/s/ John R. Stafford
John R. Stafford, Director

/s/ Michael W. Wright
Michael W. Wright, Director

Dated: December 7, 2007

POWER OF ATTORNEY

          I, David M. Cote, a director of Honeywell International Inc. (the “Company”), a Delaware corporation, hereby appoint David J. Anderson, Peter M. Kreindler, Thomas F. Larkins and John J. Tus, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements, and to file the same together with all exhibits thereto, under the Securities Act of 1933, including any amendment thereto or to any registration statement heretofore or hereafter filed by the Company on Form S-3 (or other appropriate form) for the registration of:

          (i)       debt securities of the Company, with such terms as may be from time to time specified in such registration statement or any amendment or post-effective amendment;

          (ii)      shares of the Company’s common stock, par value, $1.00 per share;

          (iii)     shares of the Company’s preferred stock, without par value; and

          (iv)     such other securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, as may be specified in any such registration statement or amendment, all in accordance with the Securities Act of 1933 and the rules and regulations thereunder;

          I hereby grant to each such attorney-in-fact full power and authority to perform every act necessary to be done in connection with the foregoing as fully as I might do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them or their substitutes, may lawfully do or cause to be done.

          I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

/s/ David M. Cote
   David M. Cote

Dated: December 7, 2007

POWER OF ATTORNEY

          I, David M. Cote, a director of Honeywell International Inc. (the “Company”), a Delaware corporation, hereby appoint David J. Anderson, Peter M. Kreindler, Thomas F. Larkins and John J. Tus, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead in any and all capacities,

          (i)       to sign the Company’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2007,

          (ii)      to sign any amendment to the Annual Report referred to in (i) above, and

          (iii)     to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney-in-fact and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

/s/ David M. Cote
   David M. Cote

Dated: December 7, 2007

POWER OF ATTORNEY

          I, David M. Cote, a director of Honeywell International Inc. (the “Company”), a Delaware corporation, hereby appoint David J. Anderson, Peter M. Kreindler, Thomas F. Larkins and John J. Tus, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements, and to file the same together with all exhibits thereto, under the Securities Act of 1933, including any amendment thereto or to any registration statement heretofore or hereafter filed by the Company:

                 (a)   on Form S-8 (or other appropriate form) for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan, the Honeywell Supplemental Savings Plan, the 1993 Stock Plan for Employees of Honeywell International Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of Honeywell International Inc., the 2006 Stock Plan for Non-Employee Directors of Honeywell International Inc., the 2003 Stock Incentive Plan of Honeywell International Inc. and its Affiliates, the 2006 Stock Incentive Plan of Honeywell International Inc. and its Affiliates, the 2007 Honeywell Global Employee Stock Plan (including any and all sub-plans), and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Company are issued to employees, and

                 (b)   on Form S-3 (or other appropriate form) for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

          I hereby grant to each such attorney-in-fact full power and authority to perform every act necessary to be done in connection with the foregoing as fully as I might do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them or their substitutes, may lawfully do or cause to be done.

          I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

/s/ David M. Cote
   David M. Cote

Dated: December 7, 2007